                                                                    Exhibit 10.6
                                                                     #8631318.02
                                                           Execution Counterpart

       FIRST AMENDMENT TO FIFTH RESTATED REVOLVING CREDIT LOAN, SWINGLINE
                  LOAN AND STANDBY LETTER OF CREDIT AGREEMENT


                  This First Amendment to Fifth Restated Revolving Credit Loan, Swingline Loan and Standby Letter of Credit Agreement (this "Amendment") is made to be effective as of February 29, 2000, by and among M/I SCHOTTENSTEIN HOMES, INC., an Ohio corporation ("M/I"), and M/I Homes, Inc., an Arizona corporation and a wholly-owned Subsidiary of M/I ("M/I Homes") (M/I and M/I Homes are, jointly, severally and jointly and severally, "Borrower"), BANK ONE, NA, a national banking association ("Bank One"), THE HUNTINGTON NATIONAL BANK, a national banking association ("HNB"), NATIONAL CITY BANK, a national banking association ("NCB"), BANKBOSTON, N.A., a national banking association, ("BKB"), FIFTH THIRD BANK, CENTRAL OHIO, an Ohio banking corporation ("Fifth Third"), SUNTRUST BANK, CENTRAL FLORIDA, N.A., a national banking association ("STB"), AMSOUTH BANK, an Alabama corporation ("ASB"), COMERICA BANK, a Michigan banking corporation ("Comerica") and FIRSTAR BANK, N.A., a national banking association ("Firstar") (Bank One, HNB, NCB, BKB, Fifth Third, STB, ASB, Comerica and Firstar, each a "Bank" and, collectively, "Banks"), and BANK ONE, NA, a national banking association, as agent for Banks ("Agent"). For valuable consideration, the receipt of which is hereby acknowledged, Borrower, Banks and Agent, each intending to be legally bound, hereby recite and agree as follows:

                             BACKGROUND INFORMATION

                  A. Borrower, Banks and Agent are parties to a certain Fifth Restated Revolving Credit Loan, Swingline Loan and Standby Letter of Credit Agreement effective as of November 23, 1999 (the "Credit Agreement").

                  B. Borrower has requested that the Credit Agreement be amended in certain respects and the Banks and Agent are prepared to do so on and subject to the terms hereof.


                                    AGREEMENT

                  1. Definitions. Except as otherwise defined in this Amendment, terms defined in the Credit Agreement are used herein as defined therein.


                  2. Amendment. Subject to the satisfaction of the terms and conditions of this Amendment and of the Credit Agreement, as amended hereby, subsection 7.3(a)(iii) of the Credit Agreement is hereby amended to read in its entirety as follows:

                           "(iii) reimbursement obligations not in excess of
                  $30,000,000 at any one time outstanding on a consolidated basis under Construction Bonds;"

                  3. Representations and Warranties. In order to induce Banks and Agent to enter into this Amendment, Borrower hereby represents and warrants to each Bank and to Agent that on the date hereof:

                           (a) it has the corporate power and authority to make,
                  deliver and perform this Amendment and to borrow under the Credit Agreement as amended by this Amendment and has taken all corporate action necessary to be taken by it to authorize the borrowings on the terms and conditions of the Credit Agreement as amended by this Amendment and to authorize the execution, delivery and performance of the Credit Agreement as amended by this Amendment;

                           (b) each of Borrower's Subsidiaries has the corporate
                  or limited liability company power and authority to make, deliver and perform its Guarantor's Consent and Reaffirmation of Guaranty Agreement attached to this Amendment and has taken all corporate or limited liability company action necessary to authorize the execution, delivery and performance of such Guarantor's Consent and Reaffirmation of Guaranty Agreement; and

                           (c) each of Borrower and Borrower's Subsidiaries (i)
                  is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation, as appropriate, (ii) has the corporate or limited liability company power and authority to conduct the business in which it is currently engaged, (iii) is qualified as a foreign corporation or limited liability company under the laws of any jurisdiction where the failure to so qualify would have a material adverse effect on the business of Borrower and Borrower's Subsidiaries taken as a whole, and (iv) is in compliance with all Requirements of Law except to the extent that the failure to comply therewith would not, in the aggregate, have a material adverse effect on the business, operations, property or financial or other condition of Borrower and Borrower's Subsidiaries taken as a whole and would not materially and adversely affect the ability of Borrower to perform its obligations under this Agreement and the Notes.

                  4. Full Force and Effect. The Credit Agreement, including without limitation Borrower's representations, warranties and covenants, as amended by this Amendment, shall remain in full force and effect in accordance with its terms as amended hereby, and upon the effective date of this Amendment, the terms "Agreement" and "this Agreement" shall mean the Credit Agreement as amended by this Amendment.

                  5. Conditions Precedent. The obligations of Agent and Banks pursuant to this Amendment are subject to the satisfaction of the following conditions precedent prior to the effective date of this Amendment:

                           5.1. Execution of Amendment. This Amendment shall
                  have been executed by Borrower, Required Banks and Agent.

                           5.2. Execution of Guarantor Consents. The Guarantor's
                  Consent and Reaffirmation of Guaranty Agreement attached to this Amendment shall have been duly executed and delivered by each Guarantor.

                           5.3. No Default or Event of Default. No Default or
                  Event of Default shall have occurred and be continuing under the Credit Agreement as of the effective date of this Amendment.

                  6. Miscellaneous. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument. This Amendment shall be governed by, and construed in accordance with, the local laws of the State of Ohio.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                  IN WITNESS WHEREOF, Borrower, Banks and Agent have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                                    BORROWER


                                    M/I SCHOTTENSTEIN HOMES, INC.


Executed at Columbus, Ohio          By
                                      -----------------------------------------
                                      Robert H. Schottenstein
                                      Title:  President, Assistant Secretary
                                              and Vice Chairman


                                    M/I HOMES, INC.

Executed at Scottsdale, Arizona
                                    By
                                      -----------------------------------------
                                      Robert H. Schottenstein
                                      Title: Vice Chairman

                                    BANKS

                                    BANK ONE, NA,
                                    as Agent and as a Bank


                                    By
                                      -----------------------------------------
                                      Thomas E. Redmond
                                      Title:  Managing Director


                                    THE HUNTINGTON NATIONAL BANK


                                    By
                                      -----------------------------------------
                                      R. H. Friend
                                      Title:  Vice President


                                    NATIONAL CITY BANK


                                    By
                                      -----------------------------------------

                                      ------------------------
                                      Title:  ________________


                                    BANKBOSTON, N.A.


                                    By
                                      -----------------------------------------
                                      Daniel L. Silbert
                                      Title: Vice President


                                    FIFTH THIRD BANK, CENTRAL OHIO


                                    By
                                      -----------------------------------------
                                      Mark E. Ransom
                                      Title: Vice President


                                    SUNTRUST BANK, CENTRAL FLORIDA,

                                    N.A.


                                    By
                                      -----------------------------------------
                                      Donald Gaudette, Jr.
                                      Title: Director/Vice President


                                    AMSOUTH BANK


                                    By
                                      -----------------------------------------
                                      Ronny Hudspeth
                                      Title: Senior Vice President

                                    COMERICA BANK


                                    By
                                      -----------------------------------------
                                      Charles L. Weddell
                                      Title: Vice President

                                    FIRSTAR BANK, N.A.


                                    By
                                      -----------------------------------------
                                      Roger W. Reeves
                                      Title: Vice President

          GUARANTOR'S CONSENT AND REAFFIRMATION OF GUARANTY AGREEMENT

                  Each of the undersigned Guarantors hereby (a) acknowledges that it has read the foregoing First Amendment to Fifth Restated Revolving Credit Loan, Swingline Loan and Standby Letter of Credit Agreement made to be effective as of February 29, 2000 (the "First Amendment"), and (b)(i) reaffirms all of its obligations under the Guaranty Agreement dated as of November 23, 1999 (the "Guaranty Agreement") between Bank One, NA, agent, the undersigned and each other Guarantor party thereto after giving effect to the First Amendment,
(ii) agrees that each reference to Credit Agreement and all words of similar import in the Guaranty Agreement shall mean the Credit Agreement as amended by the First Amendment and (iii) agrees that all of such Guarantor's representations, warranties and covenants in the Guaranty Agreement shall continue in full force and effect notwithstanding the First Amendment.


                             GUARANTORS


                             M/I FINANCIAL CORP., an Ohio corporation


                             By:_____________________________________

                                  Paul S. Rosen
                                  President



                             M/I HOMES CONSTRUCTION, INC., an Arizona corporation


                             By:_____________________________________

                                Robert H. Schottenstein, Vice Chairman of M/I Homes Construction, Inc.



                             NORTHEAST OFFICE VENTURE LIMITED
                                LIABILITY COMPANY, a Delaware limited
                                liability company, by M/I Schottenstein
                                Homes, Inc., its sole member


                             By:_____________________________________

                                Robert H. Schottenstein
                                President, Assistant Secretary and Vice Chairman of M/I Schottenstein Homes, Inc.

                            601RS, LLC, an Ohio limited liability company, by M/I Schottenstein Homes, Inc., its sole member


                            By:_________________________________________
                               Robert H. Schottenstein
                               President, Assistant Secretary and Vice Chairman of M/I Schottenstein Homes, Inc.



                            M/I SCHOTTENSTEIN HOMES SERVICE
                            CORP., an Ohio corporation


                            By:_________________________________________
                               Robert H. Schottenstein
                               President of M/I Schottenstein Homes
                               Service Corp.



                            MHO, LLC, an Arizona limited liability company, by M/I Homes, Inc., its sole member


                            By:_________________________________________
                               Robert H. Schottenstein
                               Vice Chairman of M/I Homes, Inc.